Income Taxes (10-K)	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
15. Income Taxes

Significant components of deferred tax assets are as follows:

	Years Ended December 31,
	2011	2010
Loss carry forwards	$55,998	$46,089

Other	606	701
Total deferred tax asset	56,604	46,790

Valuation allowance	(56,604)	(46,790)
Total deferred tax asset, net	$--	$--

The following table accounts for the differences between the expected federal tax benefit (based on the statutory U.S. federal income tax rate of 34%) and the actual tax provision:

	Years Ended December 31,
	2011	2010

Expected federal tax benefit	(34)%	(34)%
Permanet Items	8.9%	26.3%
Net operating loss utilized or expired	3.6%	5.5%
Increase (decrease) in valuation allowance and others	21.6%	2.3%
Total tax provision	0%	0%

As of December 31, 2011, the Company had approximately $114M of net operating loss ("NOL") carryforwards for U.S. federal income tax purposes expiring in 2012 through 2031. In addition, the Company has California state NOL carryforwards of approximately $70M expiring in 2012 through 2031. The Company and Liquidmetal Golf, Inc. filed on a separate company basis for federal income tax purposes.  Accordingly, the federal NOL carryforwards of one legal entity are not available to offset federal taxable income of the other. Liquidmetal Golf, Inc. had approximately $38 in federal NOL carryforwards, expiring in 2012 through 2027.

As of December 31, 2011, the Company had approximately $189K of Research & Development ("R&D") credit carryforwards for U.S. federal income tax purposes expiring in 2021 through 2030.  In addition, the Company has California R&D credit carryforwards of approximately $245K, which do not expire under current California law.

Section 382 of the Internal Revenue Code ("IRC") imposes limitations on the use of NOL's and credits following changes in ownership as defined in the IRC. The limitation could reduce the amount of benefits that would be available to offset future taxable income each year, starting with the year of an ownership change. The Company has not completed the complex analysis required by the IRC to determine if an ownership change has occurred.

The ability to realize the tax benefits associated with deferred tax assets, which includes benefits related to NOL's, is principally dependent upon the Company's ability to generate future taxable income from operations.  The Company has provided a full valuation allowance for its net deferred tax assets due to the Company's net operating losses.

The Company adopted the provisions of FASB ASC Topic 470 – Income Taxes. At the adoption date and as of December 31, 2011, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense which were $0 for the year ended December 31, 2011 and 2010.

Tax years 2010 and 1999 through 2010 are subject to examination by the federal and state taxing authorities, respectively.